NATIONWIDE MUTUAL FUNDS
Nationwide Growth Fund

Supplement dated June 28, 2011
to the Summary Prospectus dated March 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.           Nationwide Mutual Funds (the “Trust”), on behalf of the Nationwide Growth Fund, and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract pursuant to which the Adviser has agreed, effective July 1, 2011, to waive 0.04% of the management fee to which it is otherwise entitled (“Fee Waiver”) until at least June 30, 2012.  The Fee Waiver is in addition to the amounts the Adviser has agreed to waive or reimburse to the Fund pursuant to the expense limitation agreement discussed in footnote 2 to the Fees and Expenses Table found in this Summary Prospectus.

2.           Effective July 1, 2011, the Fees and Expenses Table found in this Summary Prospectus is deleted and restated as follows:

	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class R2 Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	4.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	5.00%	1.00%	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.50%
Other Expenses1	0.56%	0.55%	0.55%	0.55%	0.72%
Total Annual Fund Operating Expenses	1.41%	2.15%	2.15%	1.15%	1.82%
Amount of Fee Waiver/Expense Reimbursement2, 3	(0.07)%	(0.07)%	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.34%	2.08%	2.08%	1.08%	1.75%

1 “Other Expenses” have been restated to reflect a new methodology for the allocation of certain Fund expenses, including those relating to the provision of administration and transfer agency services, effective May 1, 2010.

2 Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 1.12% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until at least February 29, 2012.  The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust.  The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.  More information about administrative services fees can be found in “Investing with Nationwide Funds” on page 27 of the Prospectus.

3 In addition to the expense limitation agreement discussed in Footnote 2, the Trust and the Adviser have entered into a written contract waiving 0.04% of the management fee to which the Adviser would otherwise be entitled until at least June 30, 2012.

3.           Effective July 1, 2011, the Example Table found in this Summary Prospectus is deleted and restated as follows:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$704	$989	$1,295	$2,163
Class B shares	711	966	1,348	2,201
Class C shares	311	666	1,148	2,477
Class D shares	555	792	1,048	1,779
Class R2 shares	178	566	979	2,132

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class B shares	$211	$666	$1,148	$2,201
Class C shares	211	666	1,148	2,477

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE